UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (earliest event reported):	October 13, 2004

TAUBMAN CENTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Michigan	1-11530	38-2033632
(State of Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

200 East Long Lake Road, Suite 300,
Bloomfield Hills, Michigan	48303-0200
(Address of Principal Executive Office)	(Zip Code)

Registrant's Telephone Number, Including Area Code:	(248) 258-6800

None

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

        The information set forth under Item 2.03 of this current report on Form 8-K is hereby incorporated in this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

        On On October 13, 2004, The Taubman Realty Group Limited Partnership (the “Company”), a subsidiary of Taubman Centers, Inc., entered into a Secured Revolving Credit Agreement (the “Agreement”) with a group of banks and financial institutions and Eurohypo AG, New York Branch (“Eurohypo”), as Administrative Agent, Lead Arranger and Sole Book Runner. The secured revolving credit facility (the “Facility”) has a total commitment of $350 million. Borrowings under the Facility were used to refinance the $135,000,000 balance under the then existing $275,000,000 secured revolving line of credit and will be used for general corporate purposes. The Facility has a term of 40 months and a one year extension option. The Facility will bear interest at the Company’s option equal to: (i) the greater of (a) Eurohypo’s prime rate and (b) the federal funds rate plus 0.50%; or (ii) Libor plus a margin based upon the Company’s Property Debt Yield, as defined in the Agreement (0.80% on the closing date.)

        For a complete description of the Facility, reference is made to the Agreement filed as Exhibit 10(a) hereto, which exhibit is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma applicable information. Not applicable.

(c)	Exhibits

                       Exhibit No.     Description

10(a).	Secured Revolving Credit Agreement, dated as of October 13, 2004 among The Taubman Realty Group Limited Partnership and Eurohypo AG, New York Branch (“Eurohypo”), KeyBank National Association, PNC Bank National Association, Commerzbank AG, New York and Grand Cayman Branches, Hypo Real Estate Capital Corporation, Comerica Bank, PB (USA) Realty Corporation, Bank One, N.A.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2004	TAUBMAN CENTERS, INC.

By: /s/ Lisa A. Payne

Lisa A. Payne
Executive Vice President and
Chief Financial and
Administrative Officer

EXHIBIT INDEX

10(a).	Secured Revolving Credit Agreement, dated as of October 13, 2004 among The Taubman Realty Group Limited Partnership and Eurohypo AG, New York Branch (“Eurohypo”), KeyBank National Association, PNC Bank National Association, Commerzbank AG, New York and Grand Cayman Branches, Hypo Real Estate Capital Corporation, Comerica Bank, PB (USA) Realty Corporation, Bank One, N.A.